Rule 497(e)
File No. 333-146827

Innovator ETFs® Trust

Innovator Gradient Tactical Rotation Strategy ETF

Innovator Hedged Nasdaq-100 ETF

(each, a “Fund” and collectively, the “Funds”)

Supplement To the Fund’s Summary Prospectus, Prospectus and
Statement of Additional Information

Dated June 18, 2026

The Board of Trustees (the “Board”) of Innovator ETFs® Trust (the “Trust”), based on the recommendation of Innovator Capital Management, LLC (the “Adviser”), the investment adviser to the Funds, each a series of the Trust, has determined to close and liquidate the Funds. The Board concluded that it would be in the best interests of the Funds and their shareholders that the Funds be liquidated. Trading in the Funds’ shares will be halted effective as of the close of business on July 10, 2026, and the Funds will be liquidated effective as of the close of business on July 15, 2026.

The Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which each Fund will be liquidated. In anticipation of each Fund’s liquidation, each Fund will be closed to new creation purchases effective as of the close of business on July 3, 2026. Shareholders may sell their Fund shares on the Funds’ respective listing exchanges (and may incur transaction fees from their broker-dealers) until market close on July 10, 2026, at which point the Funds’ shares will no longer trade on the Funds’ respective listing exchanges and the shares will be subsequently delisted. During the time between market close on July 10, 2026 and July 15, 2026, shareholders will be unable to dispose of their shares on the Funds’ respective listing exchanges.

Shareholders who continue to hold shares of a Fund as of the close of business on July 15, 2026 will receive a liquidating distribution of cash equal to such shareholders’ proportionate interest in the net assets of the respective Fund, subject to any required withholdings. As is the case with any redemption of Fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

Please Keep This Supplement With Your Summary Prospectus, Prospectus and Statement of Additional Information For Future Reference

INNOVATESTK 06-26